The Glenmede Fund, Inc.

(the “Fund”)

Supplement dated September 5, 2025 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2025, as supplemented

The purpose of this supplement is to update certain information relating to the Environmental Accountability Portfolio (the “Portfolio”) of the Fund as follows:

On September 4, 2025, the Fund’s Board of Directors (the “Board”) approved changes to the principal investment strategies of the Portfolio (the “Repositioning”). The Board anticipates that the Repositioning will be effective on November 4, 2025 (the “Effective Date”). The Portfolio will be repositioned to invest in equity securities, such as common stocks, of mid to large-cap companies tied economically to the U.S. that meet the Portfolio’s thematic criteria, such as renewable power generation, renewable energy usage, efforts to use cleaner energy sources, climate change related revenue, and financed emissions. The Portfolio’s principal investment strategies will change accordingly.

On the Effective Date, the Portfolio will be renamed, and the corresponding Summary Prospectus, Statutory Prospectus and SAI are revised as follows:

Current Portfolio Name	New Portfolio Name
Environmental Accountability Portfolio	Energy Resilience Portfolio

As of the Effective Date, the sections titled “Principal Investment Strategy” and “Principal Investment Risks” in the Summary Prospectus and Statutory Prospectus will be revised as follows:

Energy Resilience Portfolio (formerly, Environmental Accountability Portfolio)

Principal Investment Strategy

Using factor based analysis, under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stocks, of mid to large-cap companies tied economically to the U.S. that meet the Portfolio’s thematic criteria. The Advisor considers a company to be tied economically to the U.S. if the company: 1) is organized under the laws of the U.S., 2) maintains its principal place of business in the U.S., 3) is traded principally in the U.S. or 4) at the time of purchase, is included in a U.S. equity index managed by S&P Global Ratings (“S&P”) or FTSE Russell (“Russell”). Mid to larger-cap companies include companies with market capitalizations, at the time of purchase, within the market capitalization range of the smallest stock in the Russell MidCap Index to the largest stock in the Russell 1000® Index. That capitalization range was $954.2 million to $4.34 trillion as of July 31, 2025.

As part of its process, the Advisor identifies companies that satisfy its certain identified thematic criteria, such as renewable power generation, renewable energy usage, efforts to use cleaner energy sources, climate change related revenue, and financed emissions. The evaluation process is conducted on a sector-specific basis and involves the review of key indicators. These categories may be changed without shareholder approval.

The Portfolio seeks to tilt towards companies which support the transition to a resilient, diversified power grid, either directly by developing efficient energy technologies, modernizing power grids, building energy infrastructure, supplying crucial components, or by promoting energy efficient construction; or indirectly, by consuming energy in an efficient, supportable manner, or financing efficient energy infrastructure projects. The Advisor’s process employs a both positive and negative screening processes to identify companies that satisfy these thematic performance standards. The Advisor complements its thematic criteria with a multi-factor approach to select stocks that its models identify as having reasonable prices, good fundamentals and rising earnings expectations. These models rank securities based on certain criteria, including valuation ratios, profitability and earnings-related measures. The Portfolio may actively trade its securities to achieve its principal investment strategies.

Principal Investment Risks

All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. Each risk summarized below is considered a “principal risk” of investing in the Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions and other factors. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.

The Portfolio may be appropriate for you if you are investing for goals several years away, want exposure to companies that are socially responsible and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.

Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. Natural disasters, public health emergencies (including pandemics and epidemics such as COVID-19), war, military conflict, terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. The Portfolio cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Portfolio’s investments.

Frequent Trading Risk: A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes. In addition, in connection with the Portfolio’s reposition on November 4, 2025, shareholders should be aware that the Portfolio will experience a higher-than-normal portfolio turnover rate. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.

Investment Style Risk: The Portfolio invests in securities with earnings growth prospects that the Advisor believes are reasonably priced. There is no guarantee that the prices of these securities will not move even lower.

Value Style Risk: Although the Portfolio invests in stocks the Advisor believes to be reasonably priced, there is no guarantee that the prices of these stocks will not move even lower. In addition, the value investment style can shift into and out of favor with investors, depending on market and economic conditions. As a result, the Portfolio may at times outperform or underperform other funds that invest more broadly or employ a different investment style.

Mid Cap Risk: The portfolio is subject to the risk that the stocks of mid cap companies can be more volatile and riskier than the stocks of larger issuers. Mid cap companies tend to have more limited resources, product lines and market share than larger more established businesses. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of mid cap company stocks might fall regardless of trends in the broader market.

Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Portfolio to underperform other equity funds that focus on small or mid cap stocks. Large cap companies may be less able than smaller cap companies to adapt to changing market conditions and may be more mature and subject to more limited growth potential than smaller cap companies.

Strategy Risk: The application of thematic standards will affect the Portfolio’s exposure to certain issuers, industries, sectors, regions and countries and may impact the relative financial performance of the Portfolio - positively or negatively - depending on whether such investments are in or out of favor. The Portfolio’s minimum thematic standards and the use of negative and positive screening in determining the subset of companies that are eligible as holdings will exclude certain companies, These companies may, either individually or in the aggregate,

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outperform individual Portfolio holdings or the Portfolio as a whole. The Advisor’s use of and reliance on third-party data providers in establishing thematic standards will also subject the Portfolio to third party data provider risk.

Industry and Sector Risk: The risk that the value of securities in a particular industry or sector (such as energy) will decline because of changing expectations for the performance of that industry or sector.

•	Energy Sector Risk: Companies engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources are subject to many risks that can negatively impact the revenues and viability of companies in this sector. These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. For example, the price of energy securities may fluctuate due to real and perceived inflationary trends and the (often rapid) changes in supply of, or demand for, various natural resources; both domestic.

•	Renewable Energy Sector Risk: Securities of companies in the renewable energy sector are subject to swift price and supply fluctuations caused by events relating to international events, taxes and other governmental regulatory policies. Weak demand for renewable energy products and services in general may adversely affect companies in this sector. Obsolescence of existing technology, short product cycles, falling prices, competition from new market entrants and general economic conditions can significantly affect the renewable energy sector. To the extent the Portfolio focuses its investments in the renewable energy sector, the Portfolio will be more susceptible to the risks, events and other factors affecting companies in this sector.

Government and Regulatory Risk: The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Third Party Data Provider Risk: In assessing the eligibility of a company based on environmental research, the Advisor may rely upon information and data, including from third party data providers, as well as on internal analyses that may be based on certain assumptions or hypotheses. The data obtained from third party data providers may be incomplete, inaccurate or unavailable and the assumptions or models on which internal analysis rests may have flaws which render the internal assessment incomplete or inaccurate. As a result, there exists a risk that the Advisor incorrectly assesses a security or company, resulting in the incorrect inclusion or exclusion of a security with respect to the Portfolio’s holdings.

Tax Managed Risk: The Portfolio uses various investment methods in seeking to reduce the impact of Federal and state income taxes on shareholders’ returns. As a result, the Portfolio may defer the opportunity to realize gains.

As a result, the paragraphs in the section “Objective, Principal Strategies and Risks-Environmental Accountability Portfolio” in the “Additional Information About Investments” section in the Statutory Prospectus are hereby deleted and replaced in its entirety with the following:

Energy Resilience Portfolio

The Advisor attempts to achieve the Portfolio’s objective to provide maximum long-term total return consistent with reasonable risk to principal by investing, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, including common stocks, of mid to large-cap companies tied economically to the U.S. that meet the Portfolio’s environmental criteria. This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders. The Advisor considers a company to be tied economically to the U.S. if the company: 1) is organized under the laws of the U.S., 2) maintains its principal place of business in the U.S., 3) is traded principally in the U.S. or 4) at the time of purchase, is included in a U.S. equity index managed by S&P or Russell.

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The data provider currently providing energy resiliency-related data for analysis is MSCI, Inc. MSCI provides wide-ranging sustainability and climate-related data such as revenue-based metrics, power usage metrics. In addition, MSCI provides rankings on financed emissions, as well as an assessment of whether energy companies are making efforts to use cleaner energy sources. In addition, in evaluating international companies, the Advisor may use BNEF (Bloomberg New Energy Future) data from Bloomberg, L.P., which provides industry-specific energy-related metrics based on European Union mandated disclosures. Finally, the Advisor may evaluate supply chain data from FactSet Research Systems Inc., to better understand company relationships, such as a firm’s top suppliers or customers.

The Portfolio currently offers two classes of shares: the Advisor Shares and the Institutional Shares. Shares of each class of the Portfolio represent equal pro rata interests in the Portfolio. The difference between the two classes is their shareholder service fee and minimum initial investment: the Advisor Shares class of the Portfolio charges a 0.20% fee and has no minimum initial investment, and the Institutional Shares class of the Portfolio does not charge a shareholder service fee and has a $10,000,000 minimum initial investment. This minimum initial investment amount may be reduced or waived in some cases from time to time. Although shares of each class accrue dividends and calculate NAV and performance quotations in the same manner, the NAV, dividends and other distributions, and performance of each class is expected to differ due to different actual expenses and will be quoted separately.

As a result, the section titled “Principal Investment Risks” in the “Additional Information About Investments” section in the Statutory Prospectus is hereby supplemented with the following:

Mid-Cap Risk

The portfolio is subject to the risk that the stocks of mid cap companies can be more volatile and riskier than the stocks of larger issuers. The Portfolio’s investments in mid-size companies may entail greater risks than investments in larger, more established companies. Mid cap companies tend to have narrower product lines, fewer financial resources, and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some mid cap companies may not have established financial histories; may have limited product lines, markets, or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

Large Cap Risk

Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Portfolio to underperform other equity funds that focus on small or mid cap stocks. Large cap companies may be less able than smaller cap companies to adapt to changing market conditions and may be more mature and subject to more limited growth potential than smaller cap companies.

Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Industry and Sector Risk

The risk that the value of securities in a particular industry or sector (such as energy) will decline because of changing expectations for the performance of that industry or sector.

•	Energy Sector Risk: Companies engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources are subject to many risks that can negatively impact the revenues and viability of companies in this sector. These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. For example, the price of energy securities may fluctuate due to real and perceived inflationary trends and the (often rapid) changes in supply of, or demand for, various natural resources; both domestic and international political and economic developments; the cost required to comply with environmental safety regulations; changes in methods for conserving energy; environmental incidents; and the uncertain success rates for exploration projects. To the extent the Portfolio focuses its investments in the energy sector, the Portfolio will be more susceptible to the risks, events and other factors affecting companies in this sector.
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•	Renewable Energy Sector Risk: Securities of companies in the renewable energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, the success of project development and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for renewable energy products and services in general, may adversely affect the Portfolio’s performance. Obsolescence of existing technology, short product cycles, falling prices and profits, the supply of, and demand for, oil and gas, the price of oil and gas, competition from new market entrants and general economic conditions can significantly affect the renewable energy sector. The clean renewable sector is an emerging growth area, and therefore shares of such companies may be more volatile and, historically, have been more volatile than shares of companies operating in other, more established sectors. In addition, certain methods used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

Government and Regulatory Risk

Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect Portfolio performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of the Portfolio.

This supplement should be retained for future reference.

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